UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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John Hancock Funds II

(Name of Registrant as Specified in Its Charter)

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John Hancock Funds II

200 Berkeley Street

Boston, Massachusetts 02116

January 27, 2022

Dear Shareholders:

Enclosed is the Information Statement of John Hancock Funds II (“JHF II”) regarding a new subadvisory agreement between John Hancock Investment Management LLC (“JHIM” or the “Advisor”) and Allspring Global Investments, LLC (“Allspring Investments”) (formerly Wells Capital Management, Incorporated) with respect to John Hancock Core Bond Fund (the “Fund”), a series of JHF II (the “New Subadvisory Agreement”). The Board of Trustees of JHF II (the “Board”) approved the New Subadvisory Agreement with Allspring Investments at its regularly scheduled Board meeting held on June 21-24, 2021. The New Subadvisory Agreement was required because Wells Fargo & Co., the ultimate parent company of Allspring Investments, the subadvisor to the Fund, sold a majority stake of its asset management business, including Allspring Investments, to GTCR LLC and Reverence Capital Partners, L.P. on November 1, 2021 (the “Effective Date”). As a result of this transaction, the former subadvisory agreement between the Advisor and Allspring Investments with respect to the Fund (the “Former Subadvisory Agreement”) automatically terminated on the Effective Date. Pursuant to the New Subadvisory Agreement, Allspring Investments manages the Fund’s investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor.

The New Subadvisory Agreement is not expected to result in any reduction in the nature, extent or quality of subadvisory services provided to the Fund. The portfolio management team at Allspring Investments that managed the Fund’s portfolio pursuant to the Former Subadvisory Agreement has continued to do so after the Effective Date. The advisory fee rates payable by the Fund to JHIM remain the same and the subadvisory fee rates payable to Allspring Investments by JHIM remain the same as the subadvisory fee rates under the Former Subadvisory Agreement. The subadvisory fees continue to be paid by JHIM and not by the Fund.

Please note that JHF II is not required to obtain shareholder approval with respect to this New Subadvisory Agreement. We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy, with respect to this New Subadvisory Agreement.

The enclosed Information Statement provides information about the New Subadvisory Agreement and Allspring Investments.

If you have any questions regarding the Information Statement, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

Sincerely,

/s/ Thomas Dee
Thomas Dee
Assistant Secretary
John Hancock Funds II

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

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John Hancock Funds II

200 Berkeley Street
Boston, Massachusetts 02116

Information statement

New subadvisory agreement for John Hancock Core Bond Fund

Introduction

This Information Statement provides information about a change in control of the subadvisor to John Hancock Core Bond Fund (the “Fund”), a series of John Hancock Funds II (“JHF II” or the “Trust”). At its meeting held on June 21-24, 2021 the Board of Trustees of the Trust (the “Board” or “Trustees”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Fund’s investment advisor, or subadvisor (the “Independent Trustees”), unanimously approved a new subadvisory agreement between John Hancock Investment Management LLC (“JHIM” or the “Advisor”) and Allspring Global Investments, LLC (“Allspring Investments”) (formerly Wells Capital Management, Incorporated) (the “New Subadvisory Agreement”) dated November 1, 2021 (the “Effective Date”). The New Subadvisory Agreement with Allspring Investments was required because Wells Fargo & Co., the ultimate parent company of Allspring Investments, the subadvisor to the Fund, sold a majority stake of its asset management business, including Allspring Investments, to GTCR LLC and Reverence Capital Partners, L.P. on the Effective Date. As a result of the transaction, the former subadvisory agreement between the Advisor and Allspring Investments with respect to the Fund dated as of January 1, 2014 (the “Former Subadvisory Agreement”) automatically terminated on the Effective Date. The portfolio management team at Allspring Investments that managed the Fund’s portfolio pursuant to the Former Subadvisory Agreement has continued to do so after the Effective Date. This Information Statement is being delivered to shareholders on or about January 27, 2022. A discussion of the Board’s determination to appoint Allspring Investments as the Fund’s subadvisor is provided in the “Board Consideration of the New Subadvisory Agreement” section below.

JHF II. JHF II is an open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act. The shares of JHF II are divided into separate series or funds, including the Fund.

Investment Management. JHIM is the Fund’s investment advisor. Pursuant to an investment advisory agreement with JHF II (the “Advisory Agreement”), the Advisor is responsible for, among other things, administering the business and affairs of each JHF II series and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment of the assets of the Fund or provides other subadvisory services pursuant to a subadvisory agreement with the Advisor. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, the Advisor serves as the Fund’s administrator pursuant to a separate service agreement.

The Distributor. John Hancock Investment Management Distributors LLC (the “Distributor”) serves as JHF II’s distributor.

The offices of the Advisor and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife” in Canada and Asia and primarily as “John Hancock” in the United States.

Pursuant to an exemptive order (the “Order”) received from the Securities and Exchange Commission (the “SEC”), the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of an existing subadvisory agreement (including subadvisory fees) solely with Board approval, subject to certain conditions, and without obtaining shareholder approval, provided that the subadvisor is not an affiliate of the Advisor. Because the New Subadvisory Agreement described in this Information Statement does not involve a subadvisor that is affiliated with the Advisor, pursuant to the Order, JHF II is not required to obtain shareholder approval in connection with this New Subadvisory Agreement. We are not asking you for a proxy and you are requested not to send us a proxy with respect to this New Subadvisory Agreement.

Annual and Semiannual Reports. The Fund will furnish, without charge, a copy of its most recent annual report and semiannual report to any shareholder upon request. To obtain a report, please contact a John Hancock Funds Customer Service Representative at 800-225-5291.

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New Subadvisory agreement for John Hancock Core Bond Fund

Background

As described in more detail in the Introduction, at its meeting held on June 21-24, 2021, the Board approved the New Subadvisory Agreement appointing Allspring Investments as subadvisor to the Fund.

As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, and as more fully described below, Allspring Investments manages the Fund’s investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor. The New Subadvisory Agreement is not expected to result in any reduction in the nature, extent or quality of subadvisory services provided to the Fund. The advisory fee rates payable by the Fund to JHIM remain the same, and the subadvisory fee rates payable to Allspring Investments have not changed in connection with the New Subadvisory Agreement. The subadvisory fee rates are paid by the JHIM and not by the Fund. There have been no changes to the Fund’s investment strategies resulting from the appointment of Allspring Investments as subadvisor to the Fund. The New Subadvisory Agreement is dated as of November 1, 2021 and was approved by the Board (including a majority of the Independent Trustees) at its Board meeting held on June 21-24, 2021. The portfolio management team at Allspring Investments that managed the Fund’s portfolio prior to the Effective Date has continued to do so after the Effective Date. The Former Subadvisory Agreement was most recently approved by the Board (including a majority of the Independent Trustees) at its Board meeting held on June 21-24, 2021 in connection with its annual review and continuance of such agreements.

The expenses of the preparation and mailing of this Information Statement are being paid by the Fund.

Allspring Investments

Allspring Investments is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. and is registered as an investment advisor under the Advisers Act. The principal business address of Allspring Investments is 545 Market Street, 12th Floor, San Francisco, CA, 94105.

For more information about the executive officers of Allspring Investments, see “Additional Information about Allspring Investments” below.

New Subadvisory Agreement

The principal responsibilities of Allspring Investments under the New Subadvisory Agreement are the same as those under the Former Subadvisory Agreement. The subadvisor manages the day-to-day investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor, and formulates and implements a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The portfolio management team at Allspring Investments that managed the Fund’s portfolio prior to the Effective Date has continued to do so after the Effective Date. The subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. Certain terms of the agreements, including certain differences between the agreements, are described below. The terms of the agreements are substantially the same as noted below under “Comparison of the Former Subadvisory Agreement and the New Subadvisory Agreement.”

Subadvisor Compensation. As compensation for its services under the Former Subadvisory Agreement, Allspring Investments was paid a subadvisory fee. Under the New Subadvisory Agreement, Allspring Investments is paid the same subadvisory fee as it received under the Former Subadvisory Agreement. Subadvisory fees are calculated and accrued daily based upon the Fund’s net assets, and the sum of the daily fee accruals is paid monthly in arrears. Pursuant to both the New Subadvisory Agreement and the Former Subadvisory Agreement, the subadvisory fee accrued each calendar day is calculated by multiplying the fraction of one over 365 (366 in a leap year) by the annual percentage rates (including breakpoints) to the net assets of the Fund. Subadvisory fees are paid by the Advisor, not by the Fund.

Board Consideration of the New Subadvisory Agreement

At its telephonic1 meeting held on June 21-24, 2021, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between the Advisor and Allspring Investments with respect to the Fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s June meeting was held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.

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Prior to the June 22-24, 2021 telephonic meeting at which the New Subadvisory and Former Subadvisory Agreements were approved, the Board received a variety of materials relating to the Fund and other information provided by the Advisor and Allspring Investments regarding the nature, extent and quality of services to be provided by Allspring Investments under the Former Subadvisory Agreement. The Board also considered comparative performance and expense information provided to the Board. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by Allspring Investments to the Fund. The Board relied on the information provided prior to and at the June 22-24, 2021 meeting in making its determination to also approve the New Subadvisory Agreement. The information received and considered by the Board was both written and oral.

In addition, the Board considered the fact that the portfolio management team at Allspring Investments was expected to continue to manage the Fund’s assets after the Effective Date. The Board also noted that the Former Subadvisory Agreement would automatically terminate on the Effective Date as a result of the change in control and ownership of Allspring Investments.

Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed New Subadvisory Agreement and discussed the approval of the proposed New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In approving the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Approval of the New Subadvisory Agreement

In making its determination with respect to approval of the New Subadvisory Agreement, the Board reviewed (i) information relating to Allspring Investments’ business; (ii) the historical performance of the Fund under the management of Allspring Investments, which included comparative performance information of the Fund and the Fund’s benchmark index and the performance of comparable accounts managed by Allspring Investments; (iii) the subadvisory fee for the Fund; and (iv) information relating to the nature and scope of any material relationships and their significance to the Fund’s Advisor and Allspring Investments. The Board also considered that the subadvisory fee rates for the Fund under the New Subadvisory Agreement: (i) are the same as under the Former Subadvisory Agreement at all asset levels; (ii) are paid by the Advisor and not the Fund; (iii) are the product of an arms-length negotiation between the Advisor and Allspring Investments; and (iv) are reasonable.

Nature, extent, and quality of services. With respect to the services to be provided to the Fund by Allspring Investments, the Board considered Allspring Investments’ current level of staffing and its overall resources. The Board reviewed Allspring Investments’ history and investment experience, as well as information regarding the qualifications, background, and responsibilities of Allspring Investments’ investment and compliance personnel who will provide services to the Fund. The Board also considered, among other things, Allspring Investments’ compliance program and any disciplinary history. The Board also considered Allspring Investments’ risk assessment and monitoring processes. The Board reviewed Allspring Investments’ regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and mitigating actions undertaken, as appropriate. The Board noted that the Advisor would continue to conduct regular periodic reviews of Allspring Investments and its operations in regard to the Fund, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s Chief Compliance Officer and his staff would continue to conduct regular, periodic compliance reviews with Allspring Investments and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of Allspring Investments and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of Allspring Investments.

The Board considered Allspring Investments’ investment process and philosophy. The Board took into account that Allspring Investments’ responsibilities will include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to Allspring Investments’ brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by Allspring Investments and the profitability to Allspring Investments of its relationship with the Fund, the Board noted that the fees under the New Subadvisory Agreement are paid by the Advisor and not the Fund. The Board also noted that there would be no increase in the advisory fees paid by the Fund as a consequence of the execution of the New Subadvisory Agreement. The Board also noted that expenses for the Fund were expected to remain the same under the New Subadvisory Agreement.

The Board also relied on the ability of the Advisor to negotiate the New Subadvisory Agreement with Allspring Investments, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by Allspring Investments from its relationship with the Trust were not a material factor in the Board’s consideration of the New Subadvisory Agreement.

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The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the New Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that Allspring Investments and its affiliates may receive from Allspring Investments’ relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to Allspring Investments. The Board also considered that the subadvisory fee rates under the New Subadvisory Agreement were the same as the subadvisory fee rates payable under the Former Subadvisory Agreement at all asset levels. The Board also considered, as available, the Fund’s subadvisory fees as compared to comparable investment companies.

Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s benchmark index under the management of Allspring Investments and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. As previously noted, the portfolio management team at Allspring Investments that managed the Fund’s portfolio has continued to do so after the Effective Date. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of Allspring Investments. The Board also noted Allspring Investments’ long-term performance for other accounts managed in the same manner.

Board determinations. The Board’s decision to approve the New Subadvisory Agreement was based on a number of determinations, such as information relating to Allspring Investments’ business, including the historical performance of the Fund under the management of Allspring Investments. The Board also considered that the subadvisory fee rates for the Fund under the New Subadvisory Agreement: (i) are the same as under the Former Subadvisory Agreement at all asset levels; (ii) are reasonable in relation to the level and quality of services to be provided under the New Subadvisory Agreement; (iii) are paid by the Advisor and not the Fund; (iv) have breakpoints that are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows; and (v) are a product of arms-length negotiation between the Advisor and Allspring Investments.

Additional Information About Allspring Investments

Allspring Investments is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. and is registered as an investment adviser under the Advisers Act. The principal business address of Allspring Investments is 545 Market Street, 12th Floor, San Francisco, CA, 94105.

During the last fiscal year, the Fund did not pay commissions to any affiliated broker of the Fund.

Management of Allspring Investments. The names and principal occupations of the principal executive officers of Allspring Investments are listed below. The business address of each such person is 545 Market Street, 12th Floor, San Francisco, CA, 94105.

Name	Principal Occupation
Sallie Clements Squire	Chief Operating Officer
Francis Jon Baranko	President, Chief Investment Officer
Karin Lynn Brotman	Chief Compliance Officer
Molly Festa McMillin	Chief Financial Officer

Similar Investment Companies Managed by Allspring Investments. Allspring Investments acts as subadvisor to Core Bond Trust, a series of John Hancock Variable Insurance Trust, which has the same portfolio management team and investment strategy as the Fund. As of September 30, 2021, Allspring acts as advisor or subadvisor to the following other registered investment companies or series thereof having investment objectives and strategies substantially the same as those of the Fund.

Name of Similar Funds	Assets Under Management as of September 30, 2021 (in millions)
Allspring Core Bond Portfolio	$5,522.5
Sub-Advisory Client 1 (A)	$2,480.3
Sub-Advisory Client 1 (B)	$1,043.5
Sub-Advisory Client 2	$3,037.6
Sub-Advisory Client 3	$3,430.5
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Comparison of the Former Subadvisory Agreement and the New Subadvisory Agreement

The terms of the Former and New Subadvisory Agreements are substantially similar, with the exception of the effective dates, the name of the Subadvisor, the addition of a provision expressly allowing for execution via electronic signature, the incorporation of certain amendments, and certain other changes to the sections on brokerage allocation, proxy voting and compliance requirements to ensure consistency and are described generally below. For convenience, and except when noting differences between the agreements, the agreements are collectively referred to as the “subadvisory agreement”.

Duties of the Subadvisor. Subject to the supervision of the Board and the Advisor, the Subadvisor manages the investments and determines the composition of the assets of the Fund in accordance with the Fund’s registration statement. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Subadvisor (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion in the Fund, (ii) formulates and implements a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as described in the Trust’s registration statement, as amended; (iii) takes whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales; (iv) regularly reports to the Trustees with respect to the implementation of these investment programs; and (v) provides assistance to the Trust’s Custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available.

Term. The New Subadvisory Agreement was approved by the Trustees, including each of the Independent Trustees at a Board meeting held on June 21-24, 2021 for an initial two-year term. The Former Subadvisory Agreement was initially approved by the Trustees and the Independent Trustees at an in-person Board meeting held on December 18, 2013 for an initial two-year term, and its continuance was most recently approved by the Trustees and the Independent Trustees at a meeting held on June 21-24, 2021. The New Subadvisory Agreement continues in effect after its initial term only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. In either case, such continuance must also be approved by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval.

Termination. The subadvisory agreement may be terminated at any time, without the payment of any penalty, by the Trustees, or, with respect to the Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and Subadvisor, or by the Advisor or Subadvisor on sixty days’ written notice to the Trust and the other party. The subadvisory agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement between the Advisor and the Trust terminates for any reason.

Amendments. The subadvisory agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the trustees of the Trust who are not interested persons of any party to the subadvisory agreement cast at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any amendment shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment.

As described above, pursuant to the Order and with respect to subadvisors that are not affiliates of JHF II or the Advisor, the Advisor is permitted to appoint a new unaffiliated subadvisor for the Fund or change the terms of a subadvisory agreement (including subadvisory fees) without obtaining shareholder approval. JHF II, therefore, is able to engage non-affiliated subadvisors from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadvisor. The subadvisory agreement provides that neither the Subadvisor nor any of its directors, officers, or employees shall be liable to the Advisor or the Trust for any error of judgment or mistake of law or any loss suffered by the Advisor or the Fund resulting from its acts or omissions as Subadvisor to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadvisor, or its directors, officers, or employees.

Consultation with Subadvisors to the Fund and other JHF II Portfolios. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the Subadvisor from consulting with the following entities concerning transactions for a fund in securities or other assets: (a) other subadvisors to the Fund; (b) other subadvisors to another fund in the Trust; and (c) other subadvisors to funds under common control with the Fund.

Confidentiality of JHF II Portfolio Holdings. The subadvisory agreement provides that the Subadvisor is required to treat the Fund’s portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

Compliance Policies. Pursuant to the subadvisory agreement, the Subadvisor agrees to provide the Advisor with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act. Throughout the term of the subadvisory agreement, the Subadvisor will provide the Advisor with information relating to various compliance matters including material changes to the Compliance Policies, notification of the commencement of a regulatory examination of the Subadvisor and documentation describing the results of any such examination, material violations of the Compliance Policies or of the Subadvisor’s code of ethics and/or related code, and information and access to personnel and resources that the Advisor may reasonably request to enable JHF II to comply with Rule 38a-1 under the 1940 Act.

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Other Matters

Ownership of Shares of the Fund. To the best knowledge of the Fund, as of January 3, 2022, the Trustees and officers of the Trust beneficially owned less than 1% of the outstanding shares of any class of shares of the Fund.

To the knowledge of the Fund, as of January 3, 2022, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Fund can control the Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2021-2024 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	33.67%	BENEFICIAL
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2025-2028 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	28.44%	BENEFICIAL
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO - COLLEGE 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.12%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	20.24%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	15.40%	BENEFICIAL
NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2029-2032 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	10.15%	BENEFICIAL
NAV	JHF II MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116	6.60%	BENEFICIAL
1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	96.14%	BENEFICIAL

Shareholders’ Proposals. The Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

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Important notice of internet availability of information statement

January 27, 2022

Relating to

John Hancock Core Bond Fund

a series of John Hancock Funds II
200 Berkeley Street
Boston, Massachusetts 02116
Telephone: 800-225-5291

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the Internet relating to John Hancock Core Bond Fund (the “Fund”), a series of John Hancock Funds II (the “Trust” or “JHF II”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a new subadvisory agreement relating to the Fund that took effect as of November 1, 2021. At a meeting held on June 21-24, 2021, pursuant to the recommendation of John Hancock Investment Management LLC (“JHIM” or the “Advisor”), the Board of Trustees of the Trust (the “Board”) approved a new subadvisory agreement between the Advisor and Allspring Global Investments, LLC (“Allspring Investments”) (formerly Wells Capital Management, Incorporated) with respect to the Fund (the “New Subadvisory Agreement”) dated November 1, 2021 (the “Effective Date”). The New Subadvisory Agreement with Allspring Investments was required because Wells Fargo & Co., the ultimate parent company of Allspring Investments, the subadvisor to the Fund, sold a majority stake of its asset management business, including Allspring Investments, to GTCR LLC and Reverence Capital Partners, L.P. on the Effective Date. As a result of the transaction, the former subadvisory agreement between the Advisor and Allspring Investments with respect to the Fund, dated January 1, 2014 (the “Former Subadvisory Agreement”) automatically terminated on the Effective Date. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, Allspring Investments manages the Fund’s investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor. The portfolio management team at Allspring Investments that managed the Fund’s portfolio pursuant to the Former Subadvisory Agreement has continued to do so after the Effective Date.

The appointment of Allspring Investments as subadvisor to the Fund was effected in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting the Advisor to enter into and materially amend subadvisory agreements with unaffiliated subadvisors solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the New Subadvisory Agreement with Allspring Investments.

In lieu of physical delivery of the Information Statement (other than on request as described below), JHF II has made the Information Statement available to you online at https://www.jhinvestments.com/resources/all-resources/other/john-hancock-core-bond-fund-information-statement until 90 days from the date the Notice was first sent to shareholders. A paper or email copy of the Information Statement may be obtained, without charge, by contacting 800-225-5291 no later than 90 days from the date the Notice is first sent to shareholders.

If you want to receive a paper or email copy of the Information Statement free of charge, you must request one no later than 90 days from the date the Notice is first sent to shareholders.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

John Hancock Investment Management Distributors LLC, Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 800-225-5291, jhinvestments.com

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